UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2020

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 21, 2020, ImmunityBio, Inc. (“ImmunityBio”), a privately-held immunotherapy company, and NantKwest, Inc. (Nasdaq: NK) (“NantKwest”) issued a press release announcing that they have entered into an agreement to merge in a stock-for-stock transaction (the “Press Release”).

Sorrento Therapeutics, Inc. (the “Company”) currently owns 10,000,000 shares of common stock of Immunity Bio.

According to the Press Release, the transaction is structured as a tax-free 100% stock-for-stock merger, with ImmunityBio to reverse merge with NantKwest. The Press Release also stated that, under the terms of the agreement, ImmunityBio shareholders will receive a fixed exchange ratio of 0.8190 shares of NantKwest for each share of ImmunityBio owned. According to the Press Release, upon completion of the transaction, on a fully diluted basis, ImmunityBio shareholders will own approximately 72% of the combined company and NantKwest shareholders will own approximately 28% of the combined company, on a fully diluted basis.

The transaction, which, according to the Press Release, is expected to close in the first half of 2021, is subject to shareholder approval by a majority of unaffiliated shareholders of NantKwest, in addition to other customary closing conditions.

According to the Press Release, following the closing of the transaction, the combined company will assume the ImmunityBio name and continue to be listed on the Nasdaq exchange.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements related to the proposed transaction between ImmunityBio and NantKwest, including the exchange ratio, the expected ownership of the combined company following the completion of the transaction, the timing for the closing of the transaction and the expected Nasdaq listing following the closing of the transaction. The risks and uncertainties involved include the parties’ ability to satisfy certain conditions to closing the transaction, including receipt of requisite stockholder approvals, on a timely basis or at all, market conditions, and other risks detailed in the Press Release. You are cautioned not to place undue reliance on forward-looking statements, which are based on the current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: December 23, 2020	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer